Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Charles Bernicker, Chief Financial Officer of CardConnect Corp. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2017 (the “Report”) fully complies with the requirement of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 10, 2017	/s/ Charles Bernicker
Charles Bernicker
Chief Financial Officer